                                                                     EXHIBIT 4.1


                       INCORPORATED UNDER THE LAWS OF THE
                                STATE OF DELAWARE
NUMBER                                                                 SHARES

CUSIP NO. 13123R 10 5


CallNOW.com, Inc.

           50,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


Shares of                  CALLNOW.COM, INC.                       Common Stock

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED
Dated:                 ATLAS STOCK TRANSFER
                       5899 S. State, Salt Lake City, Utah 04107 (801) 266-7151

                       By AUTHORIZED SIGNATURE

      SECRETARY                   PRESIDENT

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                 UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT  - as tenants by the entireties                             (Cust)           (Minor)
JT TEN   - as joint tenants with right of                           under Uniform Gifts to Minors
           Survivorship and not as tenants                          Act ____________________
           in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

 For Value Received, ______ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


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NOTICE:  SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS
         CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.